EXHIBIT 10.1


                           AMENDMENT NO. 2 AND WAIVER

         This AMENDMENT NO. 2 AND WAIVER ("Amendment") dated as of November 12, 2008 (the "Effective Date"), is among National Coal of Alabama, Inc., an Alabama corporation (the "Company"), the Holders (as defined below), and TCW Asset Management Company, as administrative agent for the Holders (in such capacity, the "Administrative Agent").

                                    RECITALS

     A. The Company, certain holders party thereto from time to time (the "Holders"), and the Administrative Agent are parties to the Note Purchase Agreement dated as of October 19, 2007, as amended by the Amendment No. 1 dated as of August 13, 2008 (as amended, restated or otherwise modified from time to time, the "Note Purchase Agreement").

     B. The Company, the Holders and the Administrative Agent wish to, subject to the terms and conditions of this Amendment, (1) provide for a waiver of the Event of Default arising as a result of the Company's failure to comply with the Current Ratio covenant set forth in the Note Purchase Agreement and (2) make certain amendments to the Note Purchase Agreement.

         THEREFORE, the Company, the Holders and the Administrative Agent hereby agree as follows:

         SECTION 1. DEFINED TERMS. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Note Purchase Agreement and used herein without definition shall have the meaning assigned to such term in the Note Purchase Agreement, unless expressly provided to the contrary.

         SECTION 2. OTHER DEFINITIONAL PROVISIONS. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The words "hereof", "herein", and "hereunder" and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. The term "including" means "including, without limitation,". Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

         SECTION 3. WAIVER OF EXISTING DEFAULT. The Company hereby acknowledges the existence of the Event of Default arising as a result of the Company's failure to comply with the Current Ratio covenant set forth in Section 8.12 of the Note Purchase Agreement for the fiscal quarter ended September 30, 2008 (the "Existing Default"). The Holders hereby agree, subject to the terms and conditions of this Amendment, to waive the Existing Default. The waiver by the Holders described in this Section 3 is contingent upon the satisfaction of the conditions precedent set forth below and is limited to the Existing Default.

Such waiver is limited to the extent described herein and shall not be construed to be a consent to or a permanent waiver of Section 8.12, or any other terms, provisions, covenants, warranties or agreements contained in the Note Purchase Agreement or in any of the other Note Documents. The Holders reserve the right to exercise any rights and remedies available to them in connection with any other present or future defaults with respect to the Note Purchase Agreement or any other provision of any Note Document. The description herein of the Existing Default is based upon the information provided to the Holders on or prior to the date hereof and shall not be deemed to exclude the existence of any other Default or Event of Default. The failure of the Holders to give notice to the Company or any of the other Guarantors of any such other Defaults or Events of Default is not intended to be nor shall be a waiver thereof. The Company hereby agrees and acknowledges that the Holders require and will require strict performance by the Company of all of its obligations, agreements and covenants contained in the Note Purchase Agreement and the other Note Documents, and no inaction or action regarding any Default or Event of Default is intended to be or shall be a waiver thereof.

         SECTION 4. AMENDMENTS TO NOTE PURCHASE AGREEMENT.

         (a) Section 8.12 of the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

                  SECTION 8.12. CURRENT RATIO. (A) AT THE END OF THE FISCAL QUARTERS ENDING DECEMBER 31, 2008 AND MARCH 31, 2009, THE COMPANY'S CURRENT RATIO WILL NOT BE LESS THAN 0.75 TO 1.00, AND (B) AT THE END OF EACH FISCAL QUARTER ENDING ON OR AFTER JUNE 30, 2009, THE COMPANY'S CURRENT RATIO WILL NOT BE LESS THAN 1.00 TO 1.00.

         (b) Section 8.13 of the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

                  SECTION 8.13. DEBT TO EBITDA RATIO. AT THE END OF ANY FISCAL QUARTER LISTED IN THE FOLLOWING TABLE, THE RATIO OF (A) COMPANY'S CONSOLIDATED INDEBTEDNESS AT THE END OF SUCH FISCAL QUARTER, TO (B) COMPANY'S EBITDA FOR THE FOUR-FISCAL QUARTER PERIOD ENDING WITH SUCH FISCAL QUARTER, WILL BE EQUAL TO OR LESS THAN THE RATIO SET OUT IN SUCH TABLE OPPOSITE SUCH FISCAL QUARTER:


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


=================================================== ============================
                  FISCAL QUARTER                           MAXIMUM RATIO
--------------------------------------------------- ----------------------------
FOR THE FISCAL QUARTER ENDING MARCH 31, 2009                4.50 TO 1.00
--------------------------------------------------- ----------------------------
FOR THE FISCAL QUARTERS ENDING JUNE 30, 2009 AND            4.25 TO 1.00
SEPTEMBER 30, 2009
--------------------------------------------------- ----------------------------
FOR THE FISCAL QUARTERS ENDING DECEMBER 31, 2009            4.00 TO 1.00
AND MARCH 31, 2010
--------------------------------------------------- ----------------------------
FOR THE FISCAL QUARTERS ENDING JUNE 30, 2010 AND            3.75 TO 1.00
SEPTEMBER 30, 2010
--------------------------------------------------- ----------------------------
FOR EACH FISCAL QUARTER ENDING THEREAFTER                   3.50 TO 1.00
=================================================== ============================

         PROVIDED THAT (i) WITH RESPECT TO THE FISCAL QUARTER ENDING MARCH 31, 2009, COMPANY'S EBITDA SHALL BE CALCULATED BY MULTIPLYING EBITDA OF COMPANY FOR THE TWO FISCAL QUARTER PERIOD THEN ENDED BY TWO, AND (ii) WITH RESPECT TO THE FISCAL QUARTER ENDING JUNE 30, 2009, COMPANY'S EBITDA SHALL BE CALCULATED BY MULTIPLYING EBITDA OF COMPANY FOR THE THREE FISCAL QUARTER PERIOD THEN ENDED BY 4/3.

         (c) Section 8.18 of the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

                  SECTION 8.18. MINIMUM EBITDA. AT THE END OF THE FISCAL QUARTER ENDING DECEMBER 31, 2008, COMPANY'S EBITDA FOR THE FISCAL QUARTER PERIOD THEN ENDED WILL BE GREATER THAN OR EQUAL TO $3,000,000.

         SECTION 5. COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants that: (a) the representations and warranties contained in the Note Purchase Agreement, and the representations and warranties contained in the other Note Documents, are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) after giving effect to this Amendment, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the corporate power and authority of the Company and have been duly authorized by appropriate corporate and governing action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of the Company enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; and (f) the Liens under the Security Documents are valid and subsisting and secure the Company's obligations under the Note Documents.

         SECTION 6. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective and enforceable against the parties hereto, and the Note Purchase
Agreement shall be amended as provided herein, upon the occurrence of the following conditions precedent

         (a) The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Amendment duly and validly executed and delivered by duly authorized officers of the Company, the Administrative Agent, and the Required Holders.

         (b) No Default shall have occurred and be continuing as of the Effective Date.

         (c) The representations and warranties in this Amendment shall be true and correct in all material respects.

         (d) The Company shall have paid all costs and expenses which have been invoiced and are payable pursuant to Section 12.4 of the Note Purchase Agreement.

         SECTION 7.  ACKNOWLEDGMENTS AND AGREEMENTS.

         (a)      The  Company   acknowledges   that  on  the  date  hereof  all
                  Obligations are payable without defense, offset, counterclaim or recoupment.

         (b) The Administrative Agent and the Holders hereby expressly reserve all of their rights, remedies, and claims under the Note Documents. Other than as expressly set forth in Section 3 above, nothing in this Amendment shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Note Documents, (ii) any of the agreements, terms or conditions contained in any of the Note Documents, (iii) any rights or remedies of the Administrative Agent or any Holder with respect to the Note Documents, or (iv) the rights of the Administrative Agent or any Holder to collect the full amounts owing to them under the Note Documents.

         (c) Each of the Company, the Administrative Agent and the Holders does hereby adopt, ratify, and confirm the Note Purchase Agreement, as amended hereby, and acknowledges and agrees that the Note Purchase Agreement, as amended hereby, is and remains in full force and effect, and the Company acknowledges and agrees that its liabilities and obligations under the Note Purchase Agreement, as amended hereby, are not impaired in any respect by this Amendment.

         (d) From and after the Effective Date, all references to the Note Purchase Agreement and the Note Documents shall mean such Note Purchase Agreement and such Note Documents as amended by this Amendment.

         (e) This Amendment is a Note Document for the purposes of the provisions of the other Note Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Note Purchase Agreement.

         SECTION 8. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Amendment may be executed by facsimile signature and all such signatures shall be effective as originals.


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


         SECTION 9. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Note Purchase Agreement.

         SECTION 10. INVALIDITY. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

         SECTION 11. GOVERNING LAW. This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of New York.

                            [SIGNATURE PAGES FOLLOW.]


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


         EXECUTED effective as of the date first above written.


COMPANY:                            NATIONAL COAL OF ALABAMA, INC.,
                                    an Alabama corporation



                                    By:     /s/ Michael R. Castle
                                            ------------------------------
                                    Name:       Michael R. Castle
                                    Title:      SVP/CFO

ADMINISTRATIVE AGENT:               TCW ASSET MANAGEMENT COMPANY, as
                                    Administrative Agent


                                    By:     /s/ Richard Punches
                                            ------------------------------
                                    Name:   Richard Punches
                                    Title:  VP


                                    By:     /s/ Curt S. Taylor
                                            ------------------------------
                                    Name:   Curt S. Taylor
                                    Title:  SVP

HOLDERS:                            TCW ENERGY FUND XIV, L.P., a Delaware
                                    limited partnership

                                    By: TCW Asset Management Company, its
                                        general partner


                                    By:     /s/ Richard Punches
                                            ------------------------------
                                    Name:   Richard Punches
                                    Title:  VP


                                    By:     /s/ Curt S. Taylor
                                            ------------------------------
                                    Name:   Curt S. Taylor
                                    Title:  SVP


                                    TCW ENERGY FUND XIV-A, L.P., a Delaware
                                    limited partnership

                                    By: TCW Asset Management Company, its
                                        general partner


                                    By:     /s/ Richard Punches
                                            ------------------------------
                                    Name:   Richard Punches
                                    Title:  VP


                                    By:     /s/ Curt S. Taylor
                                            ------------------------------
                                    Name:   Curt S. Taylor
                                    Title:  SVP

                                    TCW ENERGY FUND XIV-B, L.P., a Delaware
                                    limited partnership

                                    By: TCW Asset Management Company, its
                                        general partner


                                    By:     /s/ Richard Punches
                                            ------------------------------
                                    Name:   Richard Punches
                                    Title:  VP


                                    By:     /s/ Curt S. Taylor
                                            ------------------------------
                                    Name:   Curt S. Taylor
                                    Title:  SVP


                                    TCW ENERGY FUND XIV (CAYMAN), L.P., a
                                    Delaware limited partnership

                                    By: TCW Asset Management Company
                                        International Limited, its general
                                        partner


                                    By:     /s/ Richard Punches
                                            ------------------------------
                                    Name:   Richard Punches
                                    Title:  VP


                                    By:     /s/ Curt S. Taylor
                                            ------------------------------
                                    Name:   Curt S. Taylor
                                    Title:  SVP